Zazove Convertible
Securities Fund, Inc.

Semi-Annual Report

June 30, 2022 (Unaudited)

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

TABLE OF CONTENTS

Page
HISTORICAL RETURNS	1-2
FINANCIAL STATEMENTS:
Statement of Assets and Liabilities	3
Schedule of Investments	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Statement of Cash Flows	7
Notes to Financial Statements	8-14
Financial Highlights	15
PROXY VOTING POLICIES AND DIVIDEND REINVESTMENT PLAN	16

Zazove Convertible Securities Fund, Inc.

Relative Historical Returns (Unaudited)

For the Periods Ending June 30, 2022

Average Annualized Returns

The returns for Zazove Convertible Securities Fund, Inc. are presented after all fees and expenses. The returns of the S&P 500®, the Russell 2000® Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.

Zazove Convertible Securities Fund, Inc.
Relative Historical Returns (Unaudited)
For the Period Ended June 30, 2022

700%
600%
500%
400%
300%
200%
100%
0%
-100%
Cumulative Return
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Zazove Convertible Securities Fund, Inc.
S&P 500®
Russell 2000®
Bloomberg Barclays Capital U.S. Aggregate Bond Index

The returns for Zazove Convertible Securities Fund, Inc. are presented after all fees and expenses. The returns of the S&P 500®, the Russell 2000® Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2022 (UNAUDITED)

ASSETS

Investment in Zazove Convertible Securities Fund, L.P., at fair value	$42,588,715

Total assets	42,588,715

LIABILITIES	0

NET ASSETS	$42,588,715

ANALYSIS OF NET ASSETS:
Common stock ($.01 par value; 25,000,000 shares authorized; 2,393,319 shares issued and outstanding)	$23,933
Paid-in surplus	45,676,544
Distributable earnings	(3,111,762)

NET ASSETS	$42,588,715

NET ASSET VALUE PER SHARE (based on 2,393,319 shares outstanding)	$17.79

See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2022 (UNAUDITED)

	Principal/
	Shares/	Fair
	Contracts	Value
INVESTMENTS - 100%
Limited Partnerships - 100%
United States - 100%
Zazove Convertible Securities Fund, L.P., Class A		42,588,715

Total United States		42,588,715

Total Limited Partnerships (cost $42,588,715)		42,588,715

TOTAL INVESTMENTS (cost $42,588,715)		$42,588,715

OTHER ASSETS LESS LIABILITIES - 0%		$0

NET ASSETS - 100%		$42,588,715

See notes to financial statements.	(concluded)

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2022 (UNAUDITED)

INVESTMENT INCOME:
Interest	$239,587
Amortization/accretion of investment securities	(796,242)
Net interest expense	(556,655)
Dividends	67,909

Total investment loss	(488,746)

EXPENSES:
Management fees	346,941
Transfer agency fees	69,656
Professional fees	13,267
Director fees	6,917
Custody fees	6,141
Insurance expense	2,825
Other	107,459

Total expenses	553,206

NET INVESTMENT LOSS	(1,041,952)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	174,568
Net change in unrealized depreciation of investments	(6,552,161)

Net realized and unrealized loss from investments	(6,377,593)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,419,545)

See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2022 (UNAUDITED)

NET DECREASE IN NET ASSETS RESULTING FROM:

OPERATIONS:
Net investment loss	$(1,041,952)
Net realized gain on investments	174,568
Net change in unrealized depreciation of investments	(6,552,161)

Net decrease in net assets resulting from operations	(7,419,545)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	155,500
Payments for shares redeemed	(412,000)

Net decrease in net assets resulting from capital share transactions	(256,500)

NET DECREASE IN NET ASSETS	(7,676,045)

NET ASSETS- Beginning of year	50,264,759

NET ASSETS - End of period	$42,588,715

See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2022 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(7,419,545)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized depreciation of investments	6,552,161
Net realized gain on investments	(174,568)
Net amortization and accretion	796,242
Purchases of investment securities	(18,784,032)
Proceeds from sale of investment securities	19,795,848
Changes in assets and liabilities:
Increase in receivables	111,994
Increase in other assets	1,106
Decrease in payables	(55,826)

Net cash provided by operating activities	823,380

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	155,500
Payments for shares redeemed	(999,947)

Net cash used in financing activities	(844,447)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(21,067)

CASH AND CASH EQUIVALENTS—Beginning of year	21,067

CASH AND CASH EQUIVALENTS—End of period	$0

See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2022 (UNAUDITED)

1.	ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund’s investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund’s investment advisor (the “Investment Advisor”). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

On May 18, 2022 a special meeting of the Fund’s shareholders was held per the direction of the Fund’s Board of Directors (the “Board”) as resolved at a special meeting of the Fund’s Board on March 24, 2022. A quorum representing 2,270,614.397 outstanding shares out of a total of 2,393,318.642 outstanding shares were present via proxy, which represented 94.87% of the shares authorized to vote at the special meeting. The purpose of the special meeting was for the Fund’s shareholders to vote on approving the Agreement and Plan of Merger (the “Merger Agreement”) executed between the Fund and Zazove Convertible Securities Fund, L.P., a Delaware limited partnership (the “Successor Fund”) whereby (i) the Fund would transfer and deliver all of its assets to the Successor Fund in exchange for the assumption by the Successor Fund of all of the Fund’s liabilities and newly-issued limited partnership interests of the Successor Fund; (ii) the distribution, on or as soon as practicable after the June 30, 2022 closing date of the limited partnership interests pro rata to the Fund’s shareholders, with each shareholder being admitted as a limited partner of the Successor Fund with an initial capital account balance equal to the value of each shareholder’s shares in the Fund; and (iii) the termination, dissolution and complete liquidation of the Fund all upon the terms and conditions set forth in the Merger Agreement. At the meeting, the Fund’s shareholders approved the Merger Agreement with votes that represented 93.26% of the Fund shares eligible to vote.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation—The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are stated in United States dollars. The Fund is an investment company and follows accounting and reporting guidance within Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates—The preparation of financial statements requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments—The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors. Investments are recorded at fair value.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment Advisor with the oversight of the Board of Directors pursuant to Board of Directors’ approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models, enterprise valuation analysis, comparable security analysis and conversion value.

Investments in Limited Partnerships— Pursuant to the Merger Agreement, the Fund held an investment in the Successor Fund as of June 30, 2022, which is valued using the net asset value per share (or its equivalent). The limited partnerships in which the Fund maintains investments follow accounting and reporting guidance within ASC Topic 946, Financial Services – Investment Companies.

Investment Transactions and Income—Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income and expense is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and bond premium is amortized over the expected maturity of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications—Under the Fund’s organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

3.	FAIR VALUE MEASUREMENTS

FASB ASC Topic 820, Fair Value Measurement (“Topic 820”), defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments as of June 30, 2022:

	Level 1	Level 2	Level 3	Total

Limited Partnerships	$0	$42,588,715	$0	$42,588,715
Total Investments	$0	$42,588,715	$0	$42,588,715

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Warrants	Escrow
Balance as of	$92,403	$2,950
December 31, 2021
Realized gain (loss)	0	0
Net change in appreciation (depreciation)	(24,237)	0
Purchases	0	0
Sales/return of capital	0	0
Transfers into Level 3	0	0
Transfers out of Level 3	(68,166)	(2,950)

Balance as of
June 30, 2022	$0	$0

For the six months ended June 30, 2022, the net change in appreciation (depreciation) included in net assets related to Level 3 investments still held at the reporting date are as follows:

Warrants	Escrow
$0	$0

4.	DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC Topic 815, Derivatives and Hedging (“Topic 815”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivative agreements.

During the six months ended June 30, 2022, the Fund held warrants which are considered derivative instruments under Topic 815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. As of June 30, 2022 the Fund did not hold any warrants.

Realized gains and losses on derivative instruments are included in net realized gain on investments on the statement of operations. Change in unrealized appreciation (depreciation) on derivative instruments is included in net change in unrealized depreciation of investments and securities sold short on the statement of operations.

The following table summarizes the net realized gain (loss) and net change in unrealized appreciation (depreciation) on derivative instruments for the six months ended June 30, 2022:

Derivative	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Warrants	$(944,637)	$425,399

	$(944,637)	$425,399

The following table summarizes transactions in derivative contracts for the six months ended June 30, 2022:

Warrants
Held as of December 31, 2021	1,306,206
Purchased	321,992
Sold/exercised/transferred	(1,628,198)

Held as of June 30, 2022	0

FASB ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), requires entities to disclose both gross and net information for recognized derivative instruments and financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”), clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. As of and for the six months ended June 30, 2022, the Fund did not hold any derivative instruments that would require disclosure under ASU 2013-01.

5.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Upon approval of the Board of Directors, shares may be purchased as of the first business day of each month at the then net asset value per share. All subscription funds received after the first business day of the month will be tracked as subscriptions received in advance until the beginning of the following month, at which time shares will be issued and the subscription will be recorded as a component of net assets.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund’s outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On May 18, 2022, the Fund offered to repurchase shares as of June 30, 2022. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There have been no redemption fees charged during 2022.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Changes in Shares Outstanding

Shares sold	7,447
Shares redeemed	(19,526)

Net increase (decrease)	(12,079)

Shares outstanding at the beginning of year	2,405,398

Shares outstanding at the end of period	2,393,319

6.	MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund’s Investment Advisor and fund accountant. Pursuant to the terms of an Investment Advisory Agreement, Zazove Associates, L.L.C. receives management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

Net Assets	First $20,000,000 in Net Assets	Net Assets in Excess of $20,000,000
Annual management fee rate	2.00%	1.00%

As of June 30, 2022, certain employees and affiliates of the Investment Advisor held 16.21% of the outstanding shares of the Fund.

Transactions with related parties were conducted on terms equivalent to those prevailing in an arm’s length transaction.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the “Board”). As of June 30, 2022, the Board consisted of three directors: Gene T. Pretti, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor receive $6,500 per annum for their service to the Fund.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund’s Chief Compliance Officer and is responsible for administering the Fund’s compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund’s objective.

Shareholders in the Fund will be unable to exercise any management functions. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

7.	INCOME TAXES

FASB ASC Topic 740, Income Taxes (“Topic 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2018 – 2021 remain subject to examination by the Internal Revenue Service.

It is the Fund’s policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund’s shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2021, the Fund had undistributed short term capital gains of $3,537, undistributed long term capital gains of $115,501 and no undistributed ordinary income for federal income tax purposes.

At June 30, 2022, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:

Cost of investments on Statement of Assets and Liabilities	$42,588,715
Amortization and accretion cost adjustments not included in tax cost basis	0

Cost of investments for tax purposes	$42,588,715

Gross tax unrealized appreciation	$0
Gross tax unrealized depreciation	0

Net tax unrealized depreciation on investments	$0

8.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2022, the cost of purchases and proceeds from sales of investments were $18,284,242 and $19,791,456, respectively. There were no purchases or sales of long-term U.S. government securities.

9.	SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

* * * * * *

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS

FIVE-YEAR PERIOD ENDED JUNE 30, 2021 (UNAUDITED)

	Six Months Ending 2022	2021	2020	2019	2018
NET ASSET VALUE—Beginning of year	$20.90	$21.27	$19.14	$16.79	$18.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)	(0.43)	(0.77)	(0.45)	(0.15)	(0.13)
Net realized and unrealized gains or losses on investments	(2.68)	4.24	4.73	3.88	(0.97)

Total from investment operations	(3.11)	3.47	4.28	3.73	(1.10)

Less distributions to shareholders:
From net investment income and net capital gains	0.00	(3.84)	(2.15)	(0.73)	(0.85)
Return of capital	0.00	0.00	0.00	(0.65)	(0.02)

Total distributions to shareholders	0.00	(3.84)	(2.15)	(1.38)	(0.87)

NET ASSET VALUE—End of period	$17.79	$20.90	$21.27	$19.14	$16.79

TOTAL RETURN (b)	(14.88)%	16.73%	22.98%	22.39%	(6.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets—end of period	$42,588,715	$50,264,759	$46,979,611	$40,806,346	$39,773,471
Ratio of expenses to average net assets (c)	1.14%	1.87%	2.25%	2.36%	2.47%
Ratio of net investment income (loss) to average net assets	(2.15)%	(3.22)%	(2.41)%	(0.81)%	(0.68)%
Portfolio turnover rate	39%	96%	234%	127%	182%

(a)	Net investment income (loss) calculated based on average shares method.
(b)	Total return assumes reinvestment of all dividends and distributions.
(c)	Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, was 1.14% for the six months ended June 30, 2022 and was 1.87%, 2.11%, 2.19%, and 2.26% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 847.239.7100 and (ii) on the Commission's website at http://www.sec.gov.

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan ("DRIP"), all ordinary and capital gain distributions are reinvested in Shares at the then prevailing net asset value. Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.